EXHIBIT 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Cannis, Inc. (the “Company”) on Form 10-Q for the quarterly period ended February 29, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Eu Boon Ching, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their respective knowledge and belief:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CANNIS INC.

Date: July 9, 2020	By:	/s/ Eu Boon Ching
Eu Boon Ching
Chief Executive Officer
(Principal Executive Officer)
Chief Financial Officer
(Principal Financial and Accounting Officer)